EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
SECOND QUARTER 2018 RESULTS
Adjusted EBITDAre Increased 14%
AFFO per Share Increased 12%
RevPAR for all hotels not under renovation increased 4.5%
$8.7 Million in Business Interruption Income Booked in the Second Quarter
Completed Acquisition of the Ritz-Carlton Sarasota
Completed Sale of the Renaissance Tampa

DALLAS - August 1, 2018 - Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported the following results and performance measures for the second quarter ended June 30, 2018. The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA are comparable assuming each of the hotel properties in the Company’s hotel portfolio as of June 30, 2018 were owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the second quarter ended June 30, 2018, with the second quarter ended June 30, 2017 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•	Focused strategy of investing in luxury hotels and resorts

•	Targets conservative leverage levels of 45% Net Debt to Gross Assets

•	Highly-aligned management team and advisory structure

•	Dividend yield of approximately 5.6%

FINANCIAL AND OPERATING HIGHLIGHTS

•	Net income attributable to common stockholders for the quarter was $9.8 million or $0.29 per diluted share

•	Comparable RevPAR for all hotels not under renovation increased 4.5% to $247.65 during the quarter

•	Adjusted funds from operations (AFFO) was $0.56 per diluted share for the quarter as compared with $0.50 per diluted share from the prior year quarter, reflecting 12% growth

•	Adjusted EBITDAre was $38.3 million for the quarter, compared with $33.7 million for the prior year quarter, reflecting 14% growth

•	During the quarter, the Company completed the acquisition of the 266-room Ritz-Carlton Sarasota in Sarasota, Florida for $171 million

•	During the quarter, the Company completed the sale of the 293-room Renaissance Tampa

BHR Reports Second Quarter Results

August 1, 2018

International Plaza hotel in Tampa, Florida for $68 million

•	During the quarter, the Company completed a $435 million refinancing of two loans

•	Capex invested during the quarter was $16.7 million

UPDATE ON BUSINESS INTERRUPTION INCOME
During the second quarter of 2018, the Company recognized $5.2 million of business interruption income for the Ritz-Carlton St. Thomas related to lost profits for the period of March 2018 through May 2018 due to the impact of Hurricane Irma.

Additionally, during the second quarter, the Company recorded $190,000 in business interruption income for the Bardessono Hotel and the Hotel Yountville related to lost profits for the period of January 2018 through March 2018 due to the impact of the Northern California wildfires and $3.3 million in business interruption income for the Tampa Renaissance related to lost profits related to the BP Deepwater Horizon oil spill in the Gulf of Mexico in 2010.

The Company will continue to work with its insurers on the business interruption claims at the Ritz-Carlton St. Thomas and does not expect to receive any additional business interruption income associated with its other properties.

RITZ-CARLTON SARASOTA ACQUISITION
On April 4, 2018, the Company announced that it had completed the acquisition of the 266-room Ritz-Carlton Sarasota in Sarasota, Florida for $171 million ($643,000 per key).  The purchase price represents a trailing twelve-month cap rate, as of December 31, 2017, of 6% and the Company expects to realize a stabilized unleveraged yield of approximately 8% on its investment. The Company also closed on the acquisition of a 22-acre plot of vacant land adjacent to the golf course for $9.7 million that is currently entitled for residential development. Concurrent with the completion of the acquisition, the Company financed the hotel with a $100 million non-recourse mortgage loan. The loan provides for a floating interest rate of LIBOR + 2.65% and has a five-year term. The property will continue to be operated as a Ritz-Carlton under a management agreement with Ritz-Carlton.

SALE OF RENAISSANCE TAMPA
On June 4, 2018, the Company announced that it had completed the sale of the 293-room Renaissance Tampa International Plaza hotel in Tampa, Florida for $68 million ($232,000 per key). The sales price represents a trailing twelve-month cap rate of 8.2% on net operating income and a 10.0x Hotel EBITDA multiple as of March 31, 2018.

The sale of the Renaissance Tampa is another step in the execution of the strategy for the Company’s non-core hotels that was announced in January 2017. This transaction follows the Company’s June 2017 announcement that it had reached an agreement to convert its Courtyard Philadelphia Downtown hotel to an Autograph Collection property as well as its November 2017 announcements that it had sold its Marriott Plano hotel and had reached an agreement to convert its Courtyard San Francisco Downtown hotel to an Autograph Collection property.

CAPITAL STRUCTURE
At June 30, 2018, the Company had total assets of $1.6 billion. As of June 30, 2018, the Company had $994 million of mortgage debt of which $47 million related to its joint venture partner’s share of debt on the Capital Hilton and Hilton La Jolla Torrey Pines. The Company’s total combined debt had a blended average interest rate of 4.6%.

BHR Reports Second Quarter Results

August 1, 2018

On May 23, 2018, the Company announced that it had refinanced two mortgage loans with existing outstanding balances totaling approximately $358 million. The previous mortgage loans that were refinanced were the Morgan Stanley Pool and the GACC Sofitel loans with final maturity dates in February 2024 and March 2019, respectively. The new loan totals $435 million and has a two-year initial term with five one-year extension options, subject to the satisfaction of certain conditions. The loan is interest only and provides for a floating interest rate of LIBOR + 2.16%. The next hard debt maturity for the Company is in March 2020.

PORTFOLIO REVPAR
As of June 30, 2018, the portfolio consisted of twelve properties. During the second quarter of 2018, ten of the Company’s hotels were not under renovation. The Company believes reporting its operating metrics for its hotels on a comparable total basis (all 12 hotels) and comparable not under renovation basis (10 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio. Details of each category are provided in the tables attached to this release.

•	Comparable RevPAR decreased 1.1% to $241.41 for all hotels on a 1.4% decrease in ADR and a 0.3% increase in occupancy

•	Comparable RevPAR increased 4.5% to $247.65 for hotels not under renovation on a 3.4% increase in ADR and a 1.0% increase in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio, to help investors better understand this seasonality, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin. The details of the quarterly calculations for the previous four quarters for the twelve hotels are provided in the table attached to this release.

COMMON STOCK DIVIDEND
On June 5, 2018, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.16 per diluted share for the Company's common stock for the second quarter ending June 30, 2018. The dividend, which equates to an annual rate of $0.64 per share, was paid on July 16, 2018, to shareholders of record as of June 29, 2018.

“We continue to execute on our strategic objectives and are pleased to have completed our planned sale of the Renaissance Tampa International Plaza as part of our portfolio realignment initiative,” said Richard J. Stockton, Braemar’s President and Chief Executive Officer. “Further, the completion of our acquisition of the Ritz-Carlton Sarasota continues our plan of recycling capital into higher quality, higher RevPAR assets consistent with our overall investment strategy. Going forward, we are well positioned to capitalize on the recent strong trends in the luxury class and remain committed to enhancing shareholder value by delivering solid operational performance and executing on all aspects of our business plan.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Thursday, August 2, 2018, at 11:00 a.m. ET. The number to call for this interactive teleconference is (323) 794-2093.  A replay of the conference call will be available through

BHR Reports Second Quarter Results

August 1, 2018

Thursday, August 9, 2018, by dialing (719) 457-0820 and entering the confirmation number, 3902715.

The Company will also provide an online simulcast and rebroadcast of its second quarter 2018 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company's web site, www.bhrreit.com on Thursday, August 2, 2018, beginning at 11:00 a.m. ET.  The online replay will follow shortly after the call and continue for approximately one year.
Substantially all of our non-current assets consist of real estate investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company's operations. These supplemental measures include FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. FFO and EBITDAre are computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to how these measures reported by other REITs that do not define the term in accordance with the current NAREIT definitions or that interpret the NAREIT definitions differently than us. None of FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, or Hotel EBITDA represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA to be meaningful measures of a REIT's performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

* * * * *

Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release may include, among others, statements about the implied share price for the Company's common stock. These forward-looking statements are subject to risks and uncertainties. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; our ability to successfully complete and integrate acquisitions, and manage our planned growth, and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's annual net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. Hotel

BHR Reports Second Quarter Results

August 1, 2018

EBITDA Margin is Hotel EBITDA divided by total revenues. Funds from operations ("FFO"), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures. EBITDAre and Adjusted EBITDAre are non-GAAP financial measures. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)
(unaudited)

	June 30, 2018	December 31, 2017
ASSETS
Investments in hotel properties, gross	$1,520,011	$1,403,110
Accumulated depreciation	(241,928)	(257,268)
Investments in hotel properties, net	1,278,083	1,145,842
Cash and cash equivalents	169,235	137,522
Restricted cash	83,096	47,820
Accounts receivable, net of allowance of $91 and $94, respectively	22,338	14,334
Insurance receivable	—	8,825
Inventories	1,898	1,425
Note receivable	—	8,098
Deferred costs, net	477	656
Prepaid expenses	4,325	3,670
Investment in Ashford Inc., at fair value	12,628	18,124
Investment in OpenKey	1,935	—
Derivative assets	1,007	594
Other assets	7,800	9,426
Intangible assets, net	27,994	22,545
Due from related party, net	588	349
Due from third-party hotel managers	5,522	4,589
Total assets	$1,616,926	$1,423,819

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$985,205	$820,959
Accounts payable and accrued expenses	63,976	56,803
Dividends and distributions payable	8,572	8,146
Due to Ashford Inc., net	1,100	1,703
Due to third-party hotel managers	2,299	1,709
Intangible liability, net	—	3,569
Other liabilities	21,585	1,628
Total liabilities	1,082,737	894,517

5.50% Series B cumulative convertible preferred stock, $0.01 par value, 4,965,850 shares issued and outstanding at June 30, 2018 and December 31, 2017	106,123	106,123
Redeemable noncontrolling interests in operating partnership	47,818	46,627
Equity:
Common stock, $0.01 par value, 200,000,000 shares authorized, 32,501,880 and 32,120,210 shares issued and outstanding at June 30, 2018 and December 31, 2017, respectively	325	321
Additional paid-in capital	472,945	469,791
Accumulated deficit	(87,777)	(88,807)
Total stockholders' equity of the Company	385,493	381,305
Noncontrolling interest in consolidated entities	(5,245)	(4,753)
Total equity	380,248	376,552
Total liabilities and equity	$1,616,926	$1,423,819

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
REVENUE
Rooms	$78,439	$79,449	$143,946	$146,867
Food and beverage	25,393	27,980	48,893	52,453
Other	17,286	8,626	30,768	13,991
Total hotel revenue	121,118	116,055	223,607	213,311
Other	—	37	—	77
Total revenue	121,118	116,092	223,607	213,388
EXPENSES
Hotel operating expenses:
Rooms	16,652	17,613	31,570	33,410
Food and beverage	17,287	19,263	32,907	36,124
Other expenses	33,768	32,021	63,432	59,752
Management fees	4,501	4,209	8,118	7,754
Total hotel operating expenses	72,208	73,106	136,027	137,040
Property taxes, insurance and other	6,077	5,370	11,681	10,444
Depreciation and amortization	14,811	13,469	27,817	25,440
Impairment charges	59	—	71	—
Advisory services fee:
Base advisory fee	2,313	2,276	4,420	4,279
Reimbursable expenses	499	532	919	1,079
Incentive fee	691	—	861	—
Non-cash stock/unit-based compensation	1,377	335	3,924	(1,350)
Contract modification cost	—	5,000	—	5,000
Transaction costs	461	2,066	949	6,394
Corporate, general and administrative:
Non-cash stock/unit-based compensation	—	227	—	245
Other general and administrative	1,206	1,304	1,234	5,160
Total operating expenses	99,702	103,685	187,903	193,731
OPERATING INCOME (LOSS)	21,416	12,407	35,704	19,657
Equity in earnings (loss) of unconsolidated entity	(62)	—	(65)	—
Interest income	230	165	430	277
Gain (loss) on sale of hotel property	15,711	—	15,711	—
Other income (expense)	(63)	(113)	(126)	(270)
Interest expense	(11,603)	(8,582)	(20,794)	(15,735)
Amortization of loan costs	(1,075)	(1,349)	(2,063)	(2,398)
Write-off of loan costs and exit fees	(4,176)	—	(4,178)	(1,963)
Unrealized gain (loss) on investments	(6,024)	(1,563)	(5,496)	1,528
Unrealized gain (loss) on derivatives	(298)	(100)	(225)	(998)
INCOME (LOSS) BEFORE INCOME TAXES	14,056	865	18,898	98
Income tax (expense) benefit	(1,202)	(479)	(1,774)	(1)
NET INCOME (LOSS)	12,854	386	17,124	97
(Income) loss from consolidated entities attributable to noncontrolling interest	(89)	(1,614)	(47)	(1,593)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(1,235)	343	(1,527)	598
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	11,530	(885)	15,550	(898)
Preferred dividends	(1,708)	(1,707)	(3,415)	(3,380)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$9,822	$(2,592)	$12,135	$(4,278)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$0.30	$(0.09)	$0.37	$(0.16)
Weighted average common shares outstanding – basic	32,006	31,469	31,845	29,380
Diluted:
Net income (loss) attributable to common stockholders	$0.29	$(0.09)	$0.37	$(0.16)
Weighted average common shares outstanding – diluted	38,588	(31,469)	31,853	29,380
Dividends declared per common share:	$0.16	$0.16	$0.32	$0.32

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Net income (loss)	$12,854	$386	$17,124	$97
Interest income	(230)	(165)	(430)	(277)
Interest expense and amortization of loan costs	12,678	9,931	22,857	18,133
Depreciation and amortization	14,811	13,469	27,817	25,440
Income tax expense (benefit)	1,202	479	1,774	1
Equity in (earnings) loss of unconsolidated entity	62	—	65	—
Company's portion of EBITDA of OpenKey	(62)	—	(64)	—
EBITDA	41,315	24,100	69,143	43,394
Impairment charges on real estate	59	—	71	—
(Gain) loss on sale of hotel property	(15,711)	—	(15,711)	—
EBITDAre	25,663	24,100	53,503	43,394
Amortization of favorable (unfavorable) contract assets (liabilities)	49	44	92	93
Transaction and management conversion costs	462	2,112	965	6,440
Other (income) expense	63	113	126	270
Write-off of loan costs and exit fees	4,176	—	4,178	1,963
Unrealized (gain) loss on investments	6,024	1,563	5,496	(1,528)
Unrealized (gain) loss on derivatives	298	100	225	998
Non-cash stock/unit-based compensation	1,442	597	4,035	(1,071)
Legal, advisory and settlement costs	197	3	(944)	2,948
Contract modification cost	—	5,000	—	5,000
Software implementation costs	—	79	—	79
Uninsured hurricane and wildfire related costs	(55)	—	412	—
Company's portion of adjustments to EBITDAre of OpenKey	2	—	2	—
Adjusted EBITDAre	$38,321	$33,711	$68,090	$58,586
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Net income (loss)	$12,854	$386	$17,124	$97
(Income) loss from consolidated entities attributable to noncontrolling interest	(89)	(1,614)	(47)	(1,593)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(1,235)	343	(1,527)	598
Preferred dividends	(1,708)	(1,707)	(3,415)	(3,380)
Net income (loss) attributable to common stockholders	9,822	(2,592)	12,135	(4,278)
Depreciation and amortization on real estate	14,052	12,752	26,310	24,003
Impairment charges on real estate	59	—	71	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,235	(343)	1,527	(598)
Equity in (earnings) loss of unconsolidated entity	62	—	65	—
Gain (loss) on sale of hotel property	(15,711)	—	(15,711)	—
Company's portion of FFO of OpenKey	(63)	—	(65)	—
FFO available to common stockholders and OP unitholders	9,456	9,817	24,332	19,127
Preferred dividends	1,708	1,707	3,415	3,380
Transaction and management conversion costs	462	2,112	965	6,440
Other (income) expense	63	113	126	270
Interest expense accretion on refundable membership club deposits	150	—	150	—
Write-off of loan costs and exit fees	4,176	—	4,178	1,963
Unrealized (gain) loss on investments	6,024	1,563	5,496	(1,528)
Unrealized (gain) loss on derivatives	298	100	225	998
Non-cash stock/unit-based compensation	1,442	597	4,035	(1,071)
Legal, advisory and settlement costs	197	3	(944)	2,948
Contract modification cost	—	5,000	—	5,000
Software implementation costs	—	79	—	79
Uninsured hurricane and wildfire related costs	(55)	—	412	—
Company's portion of adjustments to FFO of OpenKey	2	—	2	—
Adjusted FFO available to the Company and OP unitholders	$23,923	$21,091	$42,392	$37,606
Adjusted FFO per diluted share available to the Company and OP unitholders	$0.56	$0.50	$1.00	$0.95
Weighted average diluted shares	42,743	42,556	42,593	39,426

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
JUNE 30, 2018
(dollars in thousands)
(unaudited)

Indebtedness	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA (8)	Comparable TTM EBITDA Debt Yield
Apollo Ritz-Carlton St. Thomas - 1 hotel	December 2018	LIBOR + 4.95%	$—	$42,000	(1)	$42,000	$10,866	25.9%
Credit Agricole Pier House - 1 hotel	March 2019	LIBOR + 2.25%	—	70,000	(2)	70,000	11,082	15.8%
JPMorgan Park Hyatt Beaver Creek - 1 hotel	April 2019	LIBOR + 2.75%	—	67,500	(3)	67,500	9,244	13.7%
Aareal - 2 hotels	November 2019	LIBOR + 2.65%	—	188,326	(4)	188,326	30,376	16.1%
Secured revolving credit facility - various	November 2019	Base Rate(6) + 1.25% to 2.50% or LIBOR + 2.25% to 3.50%	—	—	(5)	—	N/A	N/A
BAML Pool - 4 hotels	June 2020	LIBOR + 2.16%	—	435,000	(7)	435,000	49,525	11.4%
BAML Hotel Yountville - 1 hotel	May 2022	LIBOR + 2.55%	—	51,000		51,000	5,961	11.7%
BAML Bardessono - 1 hotel	August 2022	LIBOR + 2.55%	—	40,000		40,000	5,417	13.5%
BAML Ritz-Carlton Sarasota - 1 hotel	April 2023	LIBOR + 2.65%	—	100,000		100,000	12,958	13.0%
Total			$—	$993,826		$993,826	$135,429	13.6%
Percentage			—%	100.0%		100.0%
Weighted average interest rate			—%	4.59%		4.59%
All indebtedness is non-recourse with the exception of the secured revolving credit facility.
(1)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in December 2017.
(2)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the second was exercised in March 2018.
(3)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions.
(4)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions.
(5)    This credit facility has two one-year extension options subject to advance notice, certain conditions and a 0.25% extension fee beginning November 2019.
(6)    Base Rate, as defined in the secured revolving credit facility agreement, is the greater of (i) the prime rate set by Bank of America, or (ii) federal funds rate + 0.5%, or (iii) LIBOR + 1.0%.
(7)    This mortgage loan has five one-year extension options subject to satisfaction of certain conditions.
(8)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
JUNE 30, 2018
(dollars in thousands)
(unaudited)

	2018	2019	2020	2021	2022	Thereafter	Total
Secured revolving credit facility - various	$—	$—	$—	$—	$—	$—	$—
Credit Agricole Pier House - 1 hotel	—	—	70,000	—	—	—	70,000
Apollo Ritz-Carlton St. Thomas - 1 hotel	—	—	42,000	—	—	—	42,000
Aareal - 2 hotels	—	—	—	177,486	—	—	177,486
JPMorgan Park Hyatt Beaver Creek - 1 hotel	—	—	—	—	67,500	—	67,500
BAML Hotel Yountville - 1 hotel	—	—	—	—	51,000	—	51,000
BAML Bardessono - 1 hotel	—	—	—	—	40,000	—	40,000
BAML Ritz-Carlton Sarasota - 1 hotel	—	—	—	—	—	98,000	98,000
BAML Pool - 4 hotels	—	—	—	—	—	435,000	435,000
Principal due in future periods	$—	$—	$112,000	$177,486	$158,500	$533,000	$980,986
Scheduled amortization payments remaining	1,492	3,120	3,312	3,416	1,000	500	12,840
Total indebtedness	$1,492	$3,120	$115,312	$180,902	$159,500	$533,500	$993,826

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$78,439	$(2,612)	$75,827	$79,449	$(712)	$78,737	(1.27)%	(3.70)%
RevPAR	$236.85	$(152.97)	$241.41	$221.65	$(19.79)	$244.20	6.86%	(1.14)%
Occupancy	84.90%	(81.55)%	85.09%	84.07%	(76.90)%	84.87%	0.99%	0.26%
ADR	$278.96	$(187.57)	$283.72	$263.65	$(25.73)	$287.74	5.81%	(1.40)%

ALL HOTELS:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$143,946	$1,280	$145,226	$146,867	$10,009	$156,876	(1.99)%	(7.43)%
RevPAR	$223.45	$(65.60)	$232.47	$212.35	$(198.15)	$244.69	5.23%	(4.99)%
Occupancy	81.87%	(94.12)%	81.49%	81.35%	(74.51)%	81.89%	0.64%	(0.49)%
ADR	$272.91	$(69.70)	$285.27	$261.03	$(265.93)	$298.80	4.55%	(4.53)%
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$69,184	$(2,612)	$66,572	$64,296	$(712)	$63,584	7.60%	4.70%
RevPAR	$242.00	$(152.97)	$247.65	$211.30	$(19.79)	$237.01	14.53%	4.49%
Occupancy	85.13%	(81.55)%	85.36%	83.59%	(76.90)%	84.49%	1.85%	1.04%
ADR	$284.26	$(187.57)	$290.12	$252.78	$(25.73)	$280.53	12.45%	3.42%

ALL HOTELS NOT UNDER RENOVATION:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$129,456	$1,280	$130,736	$118,498	$10,009	$128,507	9.25%	1.73%
RevPAR	$233.63	$(65.60)	$244.55	$202.93	$(198.15)	$240.91	15.13%	1.51%
Occupancy	83.09%	(94.12)%	82.69%	81.87%	(74.51)%	82.57%	1.49%	0.15%
ADR	$281.17	$(69.70)	$295.74	$247.88	$(265.93)	$291.79	13.43%	1.36%
NOTES:

(1)
The above comparable information assumes the ten hotel properties owned and included in the Company's operations at June 30, 2018, and not under renovation during the three months ended June 30, 2018, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Chicago Sofitel Magnificent Mile, St. Thomas Ritz-Carlton

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2018	2017	% Variance	2018	2017	% Variance
Total hotel revenue	$121,118	$116,055	4.36%	$223,607	$213,311	4.83%
Non-comparable adjustments	(6,552)	3,141		5,536	27,282
Comparable total hotel revenue	$114,566	$119,196	(3.88)%	$229,143	$240,593	(4.76)%

Hotel EBITDA	$43,721	$38,371	13.94%	$77,326	$67,102	15.24%
Non-comparable adjustments	(4,260)	(877)		(929)	6,457
Comparable hotel EBITDA	$39,461	$37,494	5.25%	$76,397	$73,559	3.86%
Hotel EBITDA margin	36.10%	33.06%	3.04%	34.58%	31.46%	3.12%
Comparable hotel EBITDA margin	34.44%	31.46%	2.98%	33.34%	30.57%	2.77%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$2,365	$2,641	(10.45)%	$4,355	$4,865	(10.48)%
Hotel EBITDA attributable to the Company and OP unitholders	$41,356	$35,730	15.75%	$72,971	$62,237	17.25%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$37,096	$34,853	6.44%	$72,042	$68,694	4.87%
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2018	2017	% Variance	2018	2017	% Variance
Total hotel revenue	$103,538	$91,573	13.07%	$194,586	$168,368	15.57%
Non-comparable adjustments	(6,552)	3,141		5,536	27,282
Comparable total hotel revenue	$96,986	$94,714	2.40%	$200,122	$195,650	2.29%

Hotel EBITDA	$35,744	$32,046	11.54%	$67,104	$57,544	16.61%
Non-comparable adjustments	(4,260)	(877)		(929)	6,457
Comparable hotel EBITDA	$31,484	$31,169	1.01%	$66,175	$64,001	3.40%
Hotel EBITDA margin	34.52%	35.00%	(0.48)%	34.49%	34.18%	0.31%
Comparable hotel EBITDA margin	32.46%	32.91%	(0.45)%	33.07%	32.71%	0.36%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$2,365	$2,641	(10.45)%	$4,355	$4,865	(10.48)%
Hotel EBITDA attributable to the Company and OP unitholders	$33,379	$29,405	13.51%	$62,749	$52,679	19.12%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$29,119	$28,528	2.07%	$61,820	$59,136	4.54%
NOTES:

(1)
The above comparable information assumes the ten hotel properties owned and included in the Company's operations at June 30, 2018, and not under renovation during the three months ended June 30, 2018, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(4)	Excluded Hotels Under Renovation:
Chicago Sofitel Magnificent Mile, St. Thomas Ritz-Carlton

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$12,791	$—	$12,791	$12,516	$—	$12,516	2.20%	2.20%
Total hotel revenue	$17,024	$—	$17,024	$16,997	$—	$16,997	0.16%	0.16%
Hotel EBITDA	$6,138	$—	$6,138	$6,248	$—	$6,248	(1.76)%	(1.76)%
Hotel EBITDA margin	36.05%		36.05%	36.76%		36.76%	(0.71)%	(0.71)%
Selected Operating Information:
RevPAR	$255.58	$—	$255.58	$250.07	$—	$250.07	2.20%	2.20%
Occupancy	91.78%	—%	91.78%	94.65%	—%	94.65%	(3.03)%	(3.03)%
ADR	$278.46	$—	$278.46	$264.22	$—	$264.22	5.39%	5.39%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$6,417	$—	$6,417	$6,124	$—	$6,124	4.78%	4.78%
Total hotel revenue	$10,801	$—	$10,801	$11,570	$—	$11,570	(6.65)%	(6.65)%
Hotel EBITDA	$3,323	$—	$3,323	$4,318	$—	$4,318	(23.04)%	(23.04)%
Hotel EBITDA margin	30.77%		30.77%	37.32%		37.32%	(6.55)%	(6.55)%
Selected Operating Information:
RevPAR	$178.99	$—	$178.99	$170.80	$—	$170.80	4.80%	4.80%
Occupancy	85.33%	—%	85.33%	84.76%	—%	84.76%	0.67%	0.67%
ADR	$209.77	$—	$209.77	$201.50	$—	$201.50	4.10%	4.10%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$7,783	$—	$7,783	$7,824	$—	$7,824	(0.52)%	(0.52)%
Total hotel revenue	$10,723	$—	$10,723	$10,386	$—	$10,386	3.24%	3.24%
Hotel EBITDA	$3,576	$—	$3,576	$3,215	$—	$3,215	11.23%	11.23%
Hotel EBITDA margin	33.35%		33.35%	30.96%		30.96%	2.39%	2.39%
Selected Operating Information:
RevPAR	$206.09	$—	$206.09	$207.17	$—	$207.17	(0.52)%	(0.52)%
Occupancy	85.23%	—%	85.23%	89.18%	—%	89.18%	(4.43)%	(4.43)%
ADR	$241.81	$—	$241.81	$232.31	$—	$232.31	4.09%	4.09%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$3,770	$—	$3,770	$3,829	$—	$3,829	(1.54)%	(1.54)%
Total hotel revenue	$5,232	$—	$5,232	$5,053	$—	$5,053	3.54%	3.54%
Hotel EBITDA	$1,732	$—	$1,732	$1,571	$—	$1,571	10.25%	10.25%
Hotel EBITDA margin	33.10%		33.10%	31.09%		31.09%	2.01%	2.01%
Selected Operating Information:
RevPAR	$668.14	$—	$668.14	$678.78	$—	$678.78	(1.57)%	(1.57)%
Occupancy	79.28%	—%	79.28%	81.81%	—%	81.81%	(3.09)%	(3.09)%
ADR	$842.76	$—	$842.76	$829.66	$—	$829.66	1.58%	1.58%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$4,510	$—	$4,510	$4,687	$—	$4,687	(3.78)%	(3.78)%
Total hotel revenue	$5,905	$—	$5,905	$6,161	$—	$6,161	(4.16)%	(4.16)%
Hotel EBITDA	$2,659	$—	$2,659	$2,715	$24	$2,739	(2.06)%	(2.92)%
Hotel EBITDA margin	45.03%		45.03%	44.07%		44.46%	0.96%	0.57%
Selected Operating Information:
RevPAR	$349.02	$—	$349.02	$362.69	$—	$362.69	(3.77)%	(3.77)%
Occupancy	80.85%	—%	80.85%	84.82%	—%	84.82%	(4.68)%	(4.68)%
ADR	$431.70	$—	$431.70	$427.58	$—	$427.58	0.96%	0.96%

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$3,458	$—	$3,458	$1,982	$1,285	$3,267	74.47%	5.85%
Total hotel revenue	$4,159	$—	$4,159	$2,355	$1,571	$3,926	76.60%	5.93%
Hotel EBITDA	$1,780	$—	$1,780	$984	$572	$1,556	80.89%	14.40%
Hotel EBITDA margin	42.80%		42.80%	41.78%		39.63%	1.02%	3.17%
Selected Operating Information:
RevPAR	$475.01	$—	$475.01	$485.76	$401.52	$448.73	(2.21)%	5.86%
Occupancy	80.23%	—%	80.23%	77.33%	77.72%	77.50%	3.75%	3.52%
ADR	$592.04	$—	$592.04	$628.17	$516.64	$579.01	(5.75)%	2.25%

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$1,761	$—	$1,761	$1,717	$—	$1,717	2.56%	2.56%
Total hotel revenue	$5,237	$—	$5,237	$4,946	$—	$4,946	5.88%	5.88%
Hotel EBITDA	$(670)	$—	$(670)	$(447)	$—	$(447)	(49.89)%	(49.89)%
Hotel EBITDA margin	(12.79)%		(12.79)%	(9.04)%		(9.04)%	(3.75)%	(3.75)%
Selected Operating Information:
RevPAR	$101.82	$—	$101.82	$99.29	$—	$99.29	2.55%	2.55%
Occupancy	43.29%	—%	43.29%	43.91%	—%	43.91%	(1.41)%	(1.41)%
ADR	$235.20	$—	$235.20	$226.13	$—	$226.13	4.01%	4.01%

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$8,351	$—	$8,351	$7,781	$—	$7,781	7.33%	7.33%
Total hotel revenue	$10,373	$—	$10,373	$9,425	$—	$9,425	10.06%	10.06%
Hotel EBITDA	$4,597	$—	$4,597	$4,194	$—	$4,194	9.61%	9.61%
Hotel EBITDA margin	44.32%		44.32%	44.50%		44.50%	(0.18)%	(0.18)%
Selected Operating Information:
RevPAR	$183.90	$—	$183.90	$171.35	$—	$171.35	7.32%	7.32%
Occupancy	92.14%	—%	92.14%	87.65%	—%	87.65%	5.12%	5.12%
ADR	$199.59	$—	$199.59	$195.50	$—	$195.50	2.09%	2.09%

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms revenue	$—	$—	$—	$5,218	$(5,218)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$8,878	$(8,878)	$—	(100.00)%	—%
Hotel EBITDA	$—	$—	$—	$3,036	$(3,036)	$—	(100.00)%	—%
Hotel EBITDA margin	—%		—%	34.20%		—%	(34.20)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$141.95	$(141.95)	$—	(100.00)%	—%
Occupancy	—%	—%	—%	76.19%	(76.19)%	—%	(100.00)%	—%
ADR	$—	$—	$—	$186.30	$(186.30)	$—	(100.00)%	—%

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$9,890	$—	$9,890	$7,720	$—	$7,720	28.11%	28.11%
Total hotel revenue	$11,371	$—	$11,371	$8,876	$—	$8,876	28.11%	28.11%
Hotel EBITDA	$3,890	$—	$3,890	$2,783	$—	$2,783	39.78%	39.78%
Hotel EBITDA margin	34.21%		34.21%	31.35%		31.35%	2.86%	2.86%
Selected Operating Information:
RevPAR	$265.07	$—	$265.07	$208.40	$—	$208.40	27.19%	27.19%
Occupancy	91.47%	—%	91.47%	81.72%	—%	81.72%	11.93%	11.93%
ADR	$289.77	$—	$289.77	$255.03	$—	$255.03	13.62%	13.62%

	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
SARASOTA RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$6,297	$277	$6,574	$—	$7,182	$7,182	—%	(8.47)%
Total hotel revenue	$15,127	$645	$15,772	$—	$16,092	$16,092	—%	(1.99)%
Hotel EBITDA	$3,023	$191	$3,214	$—	$3,285	$3,285	—%	(2.16)%
Hotel EBITDA margin	19.98%		20.38%	—%		20.41%	19.98%	(0.03)%
Selected Operating Information:
RevPAR	$269.02	$348.08	$271.62	$—	$296.73	$296.73	—%	(8.46)%
Occupancy	76.86%	89.97%	77.29%	—%	81.89%	81.89%	—%	(5.62)%
ADR	$350.00	$386.86	$351.41	$—	$362.33	$362.33	—%	(3.01)%

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$9,050	$—	$9,050	$8,761	$—	$8,761	3.30%	3.30%
Total hotel revenue	$11,112	$—	$11,112	$11,668	$—	$11,668	(4.77)%	(4.77)%
Hotel EBITDA	$4,821	$—	$4,821	$4,922	$—	$4,922	(2.05)%	(2.05)%
Hotel EBITDA margin	43.39%		43.39%	42.18%		42.18%	1.21%	1.21%
Selected Operating Information:
RevPAR	$275.48	$—	$275.48	$268.92	$—	$268.92	2.44%	2.44%
Occupancy	91.35%	—%	91.35%	92.66%	—%	92.66%	(1.41)%	(1.41)%
ADR	$301.58	$—	$301.58	$290.22	$—	$290.22	3.91%	3.91%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$1,472	$—	$1,472	$7,329	$—	$7,329	(79.92)%	(79.92)%
Total hotel revenue	$6,857	$—	$6,857	$14,096	$—	$14,096	(51.35)%	(51.35)%
Hotel EBITDA	$4,401	$—	$4,401	$3,110	$—	$3,110	41.51%	41.51%
Hotel EBITDA margin	64.18%		64.18%	22.06%		22.06%	42.12%	42.12%
Selected Operating Information:
RevPAR	$195.59	$—	$195.59	$447.41	$—	$447.41	(56.28)%	(56.28)%
Occupancy	74.56%	—%	74.56%	81.25%	—%	81.25%	(8.23)%	(8.23)%
ADR	$262.32	$—	$262.32	$550.68	$—	$550.68	(52.36)%	(52.36)%

TAMPA RENAISSANCE
Selected Financial Information:
Rooms revenue	$2,889	$(2,889)	$—	$3,961	$(3,961)	$—	(27.06)%	—%
Total hotel revenue	$7,197	$(7,197)	$—	$5,644	$(5,644)	$—	27.52%	—%
Hotel EBITDA	$4,451	$(4,451)	$—	$1,712	$(1,712)	$—	159.99%	—%
Hotel EBITDA margin	61.85%		—%	30.33%		—%	31.52%	—%
Selected Operating Information:
RevPAR	$161.68	$(161.68)	$—	$148.59	$(148.59)	$—	8.81%	—%
Occupancy	81.93%	(81.93)%	—%	82.51%	(82.51)%	—%	(0.70)%	—%
ADR	$197.34	$(197.34)	$—	$180.08	$(180.08)	$—	9.58%	—%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$78,439	$(2,612)	$75,827	$79,449	$(712)	$78,737	(1.27)%	(3.70)%
Total hotel revenue	$121,118	$(6,552)	$114,566	$116,055	$3,141	$119,196	4.36%	(3.88)%
Hotel EBITDA	$43,721	$(4,260)	$39,461	$38,371	$(877)	$37,494	13.94%	5.25%
Hotel EBITDA margin	36.10%		34.44%	33.06%		31.46%	3.04%	2.98%
Selected Operating Information:
RevPAR	$236.85	$(152.97)	$241.41	$221.65	$(19.79)	$244.20	6.86%	(1.14)%
Occupancy	84.90%	(81.55)%	85.09%	84.07%	(76.90)%	84.87%	0.99%	0.26%
ADR	$278.96	$(187.57)	$283.72	$263.65	$(25.73)	$287.74	5.81%	(1.40)%
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$21,752	$—	$21,752	$23,390	$—	$23,390	(7.00)%	(7.00)%
Total hotel revenue	$30,608	$—	$30,608	$32,832	$—	$32,832	(6.77)%	(6.77)%
Hotel EBITDA	$9,240	$—	$9,240	$11,253	$—	$11,253	(17.89)%	(17.89)%
Hotel EBITDA margin	30.19%		30.19%	34.27%		34.27%	(4.08)%	(4.08)%
Selected Operating Information:
RevPAR	$218.50	$—	$218.50	$234.96	$—	$234.96	(7.01)%	(7.01)%
Occupancy	85.19%	—%	85.19%	90.59%	—%	90.59%	(5.96)%	(5.96)%
ADR	$256.48	$—	$256.48	$259.36	$—	$259.36	(1.11)%	(1.11)%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$12,892	$—	$12,892	$12,249	$—	$12,249	5.25%	5.25%
Total hotel revenue	$23,813	$—	$23,813	$22,806	$—	$22,806	4.42%	4.42%
Hotel EBITDA	$8,182	$—	$8,182	$8,205	$—	$8,205	(0.28)%	(0.28)%
Hotel EBITDA margin	34.36%		34.36%	35.98%		35.98%	(1.62)%	(1.62)%
Selected Operating Information:
RevPAR	$180.78	$—	$180.78	$171.76	$—	$171.76	5.25%	5.25%
Occupancy	85.79%	—%	85.79%	82.33%	—%	82.33%	4.20%	4.20%
ADR	$210.72	$—	$210.72	$208.62	$—	$208.62	1.01%	1.01%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$11,202	$—	$11,202	$11,297	$—	$11,297	(0.84)%	(0.84)%
Total hotel revenue	$15,603	$—	$15,603	$15,172	$—	$15,172	2.84%	2.84%
Hotel EBITDA	$2,433	$—	$2,433	$2,039	$—	$2,039	19.32%	19.32%
Hotel EBITDA margin	15.59%		15.59%	13.44%		13.44%	2.15%	2.15%
Selected Operating Information:
RevPAR	$149.13	$—	$149.13	$150.39	$—	$150.39	(0.84)%	(0.84)%
Occupancy	74.22%	—%	74.22%	77.94%	—%	77.94%	(4.77)%	(4.77)%
ADR	$200.94	$—	$200.94	$192.96	$—	$192.96	4.14%	4.14%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$6,118	$—	$6,118	$6,286	$—	$6,286	(2.67)%	(2.67)%
Total hotel revenue	$9,404	$—	$9,404	$8,537	$—	$8,537	10.16%	10.16%
Hotel EBITDA	$2,780	$—	$2,780	$1,804	$—	$1,804	54.10%	54.10%
Hotel EBITDA margin	29.56%		29.56%	21.13%		21.13%	8.43%	8.43%
Selected Operating Information:
RevPAR	$545.17	$—	$545.17	$560.20	$—	$560.20	(2.68)%	(2.68)%
Occupancy	75.34%	—%	75.34%	78.77%	—%	78.77%	(4.35)%	(4.35)%
ADR	$723.58	$—	$723.58	$711.15	$—	$711.15	1.75%	1.75%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$9,983	$—	$9,983	$10,369	$—	$10,369	(3.72)%	(3.72)%
Total hotel revenue	$12,932	$—	$12,932	$13,138	$—	$13,138	(1.57)%	(1.57)%
Hotel EBITDA	$6,510	$—	$6,510	$6,377	$33	$6,410	2.09%	1.56%
Hotel EBITDA margin	50.34%		50.34%	48.54%		48.79%	1.80%	1.55%
Selected Operating Information:
RevPAR	$388.41	$—	$388.41	$403.42	$—	$403.42	(3.72)%	(3.72)%
Occupancy	83.34%	—%	83.34%	87.11%	—%	87.11%	(4.33)%	(4.33)%
ADR	$466.08	$—	$466.08	$463.09	$—	$463.09	0.65%	0.65%

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$5,574	$—	$5,574	$1,982	$3,473	$5,455	181.23%	2.18%
Total hotel revenue	$7,579	$—	$7,579	$2,355	$4,276	$6,631	221.83%	14.30%
Hotel EBITDA	$3,021	$—	$3,021	$983	$1,233	$2,216	207.32%	36.33%
Hotel EBITDA margin	39.86%		39.86%	41.74%		33.42%	(1.88)%	6.44%
Selected Operating Information:
RevPAR	$384.95	$—	$384.95	$485.76	$333.88	$376.67	(20.75)%	2.20%
Occupancy	75.82%	—%	75.82%	77.33%	75.52%	76.03%	(1.95)%	(0.28)%
ADR	$507.70	$—	$507.70	$628.17	$442.11	$495.43	(19.18)%	2.48%

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$11,558	$—	$11,558	$1,717	$10,034	$11,751	573.15%	(1.64)%
Total hotel revenue	$23,396	$—	$23,396	$4,946	$18,810	$23,756	373.03%	(1.52)%
Hotel EBITDA	$6,378	$—	$6,378	$(447)	$6,968	$6,521	1,526.85%	(2.19)%
Hotel EBITDA margin	27.26%		27.26%	(9.04)%		27.45%	36.30%	(0.19)%
Selected Operating Information:
RevPAR	$336.07	$—	$336.07	$99.29	$586.82	$341.71	238.47%	(1.65)%
Occupancy	60.78%	—%	60.78%	43.91%	83.74%	63.72%	38.42%	(4.61)%
ADR	$552.92	$—	$552.92	$226.13	$700.74	$536.30	144.51%	3.10%

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$14,504	$—	$14,504	$12,741	$—	$12,741	13.84%	13.84%
Total hotel revenue	$17,996	$—	$17,996	$15,547	$—	$15,547	15.75%	15.75%
Hotel EBITDA	$7,195	$—	$7,195	$5,777	$—	$5,777	24.55%	24.55%
Hotel EBITDA margin	39.98%		39.98%	37.16%		37.16%	2.82%	2.82%
Selected Operating Information:
RevPAR	$160.58	$—	$160.58	$141.07	$—	$141.07	13.83%	13.83%
Occupancy	86.29%	—%	86.29%	81.23%	—%	81.23%	6.23%	6.23%
ADR	$186.09	$—	$186.09	$173.67	$—	$173.67	7.15%	7.15%

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms revenue	$—	$—	$—	$10,324	$(10,324)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$17,437	$(17,437)	$—	(100.00)%	—%
Hotel EBITDA	$—	$—	$—	$6,092	$(6,092)	$—	(100.00)%	—%
Hotel EBITDA margin	—%		—%	34.94%		—%	(34.94)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$141.19	$(141.19)	$—	(100.00)%	—%
Occupancy	—%	—%	—%	74.00%	(74.00)%	—%	(100.00)%	—%
ADR	$—	$—	$—	$190.81	$(190.81)	$—	(100.00)%	—%

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$18,055	$—	$18,055	$16,062	$—	$16,062	12.41%	12.41%
Total hotel revenue	$20,651	$—	$20,651	$18,497	$—	$18,497	11.65%	11.65%
Hotel EBITDA	$6,965	$—	$6,965	$6,021	$—	$6,021	15.68%	15.68%
Hotel EBITDA margin	33.73%		33.73%	32.55%		32.55%	1.18%	1.18%
Selected Operating Information:
RevPAR	$243.54	$—	$243.54	$218.55	$—	$218.55	11.43%	11.43%
Occupancy	86.29%	—%	86.29%	80.52%	—%	80.52%	7.17%	7.17%
ADR	$282.23	$—	$282.23	$271.44	$—	$271.44	3.98%	3.98%

	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
SARASOTA RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$6,297	$9,451	$15,748	$—	$16,030	$16,030	—%	(1.76)%
Total hotel revenue	$15,127	$20,073	$35,200	$—	$34,740	$34,740	—%	1.32%
Hotel EBITDA	$3,023	$5,568	$8,591	$—	$8,305	$8,305	—%	3.44%
Hotel EBITDA margin	19.98%		24.41%	—%		23.91%	19.98%	0.50%
Selected Operating Information:
RevPAR	$269.02	$382.06	$327.10	$—	$332.96	$332.96	—%	(1.76)%
Occupancy	76.86%	78.86%	77.89%	—%	79.90%	79.90%	—%	(2.52)%
ADR	$350.00	$484.46	$419.95	$—	$416.70	$416.70	—%	0.78%

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$14,552	$—	$14,552	$14,174	$—	$14,174	2.67%	2.67%
Total hotel revenue	$18,543	$—	$18,543	$19,166	$—	$19,166	(3.25)%	(3.25)%
Hotel EBITDA	$7,313	$—	$7,313	$7,489	$—	$7,489	(2.35)%	(2.35)%
Hotel EBITDA margin	39.44%		39.44%	39.07%		39.07%	0.37%	0.37%
Selected Operating Information:
RevPAR	$222.70	$—	$222.70	$218.74	$—	$218.74	1.81%	1.81%
Occupancy	84.02%	—%	84.02%	86.98%	—%	86.98%	(3.40)%	(3.40)%
ADR	$265.06	$—	$265.06	$251.48	$—	$251.48	5.40%	5.40%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$3,288	$—	$3,288	$17,072	$—	$17,072	(80.74)%	(80.74)%
Total hotel revenue	$13,418	$—	$13,418	$29,771	$—	$29,771	(54.93)%	(54.93)%
Hotel EBITDA	$7,789	$—	$7,789	$7,519	$—	$7,519	3.59%	3.59%
Hotel EBITDA margin	58.05%		58.05%	25.26%		25.26%	32.79%	32.79%
Selected Operating Information:
RevPAR	$219.33	$—	$219.33	$523.99	$—	$523.99	(58.14)%	(58.14)%
Occupancy	75.18%	—%	75.18%	79.97%	—%	79.97%	(5.99)%	(5.99)%
ADR	$291.72	$—	$291.72	$655.24	$—	$655.24	(55.48)%	(55.48)%

TAMPA RENAISSANCE
Selected Financial Information:
Rooms revenue	$8,171	$(8,171)	$—	$9,204	$(9,204)	$—	(11.22)%	—%
Total hotel revenue	$14,537	$(14,537)	$—	$13,107	$(13,107)	$—	10.91%	—%
Hotel EBITDA	$6,497	$(6,497)	$—	$3,980	$(3,980)	$—	63.24%	—%
Hotel EBITDA margin	44.69%		—%	30.37%		—%	14.32%	—%
Selected Operating Information:
RevPAR	$184.70	$(184.70)	$—	$173.56	$(173.56)	$—	6.42%	—%
Occupancy	85.59%	(85.59)%	—%	83.29%	(83.29)%	—%	2.76%	—%
ADR	$215.80	$(215.80)	$—	$208.37	$(208.37)	$—	3.57%	—%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$143,946	$1,280	$145,226	$146,867	$10,009	$156,876	(1.99)%	(7.43)%
Total hotel revenue	$223,607	$5,536	$229,143	$213,311	$27,282	$240,593	4.83%	(4.76)%
Hotel EBITDA	$77,326	$(929)	$76,397	$67,102	$6,457	$73,559	15.24%	3.86%
Hotel EBITDA margin	34.58%		33.34%	31.46%		30.57%	3.12%	2.77%
Selected Operating Information:
RevPAR	$223.45	$(65.60)	$232.47	$212.35	$(198.15)	$244.69	5.23%	(4.99)%
Occupancy	81.87%	94.12%	81.49%	81.35%	74.51%	81.89%	0.64%	(0.49)%
ADR	$272.91	$(69.70)	$285.27	$261.03	$(265.93)	$298.80	4.55%	(4.53)%
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2018	2018	2018
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$40,687	$—	$40,687
Total hotel revenue	$57,092	$—	$57,092
Hotel EBITDA	$15,659	$—	$15,659
Hotel EBITDA margin	27.43%		27.43%
Selected Operating Information:
RevPAR	$202.67	$—	$202.67
Occupancy	85.96%	—%	85.96%
ADR	$235.78	$—	$235.78

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$25,326	$—	$25,326
Total hotel revenue	$44,956	$—	$44,956
Hotel EBITDA	$14,717	$—	$14,717
Hotel EBITDA margin	32.74%		32.74%
Selected Operating Information:
RevPAR	$176.11	$—	$176.11
Occupancy	85.36%	—%	85.36%
ADR	$206.31	$—	$206.31

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$24,746	$—	$24,746
Total hotel revenue	$33,733	$—	$33,733
Hotel EBITDA	$6,172	$—	$6,172
Hotel EBITDA margin	18.30%		18.30%
Selected Operating Information:
RevPAR	$163.37	$—	$163.37
Occupancy	79.08%	—%	79.08%
ADR	$206.59	$—	$206.59

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$13,246	$—	$13,246
Total hotel revenue	$18,568	$—	$18,568
Hotel EBITDA	$5,417	$—	$5,417
Hotel EBITDA margin	29.17%		29.17%
Selected Operating Information:
RevPAR	$585.31	$—	$585.31
Occupancy	75.26%	—%	75.26%
ADR	$777.69	$—	$777.69

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$16,816	$—	$16,816
Total hotel revenue	$23,026	$—	$23,026
Hotel EBITDA	$11,115	$(33)	$11,082
Hotel EBITDA margin	48.27%		48.13%
Selected Operating Information:
RevPAR	$324.43	$—	$324.43
Occupancy	75.20%	—%	75.20%
ADR	$431.42	$—	$431.42

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2018	2018	2018
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$11,732	$—	$11,732
Total hotel revenue	$14,823	$—	$14,823
Hotel EBITDA	$5,961	$—	$5,961
Hotel EBITDA margin	40.21%		40.21%
Selected Operating Information:
RevPAR	$401.80	$—	$401.80
Occupancy	73.01%	—%	73.01%
ADR	$550.33	$—	$550.33

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$18,594	$—	$18,594
Total hotel revenue	$40,419	$—	$40,419
Hotel EBITDA	$9,244	$—	$9,244
Hotel EBITDA margin	22.87%		22.87%
Selected Operating Information:
RevPAR	$268.11	$—	$268.11
Occupancy	59.84%	—%	59.84%
ADR	$448.06	$—	$448.06

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$28,100	$—	$28,100
Total hotel revenue	$34,311	$—	$34,311
Hotel EBITDA	$13,639	$—	$13,639
Hotel EBITDA margin	39.75%		39.75%
Selected Operating Information:
RevPAR	$154.28	$—	$154.28
Occupancy	84.34%	—%	84.34%
ADR	$182.92	$—	$182.92

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms revenue	$6,439	$(6,439)	$—
Total hotel revenue	$9,813	$(9,813)	$—
Hotel EBITDA	$3,478	$(3,478)	$—
Hotel EBITDA margin	35.44%		—%
Selected Operating Information:
RevPAR	$129.57	$(129.57)	$—
Occupancy	70.95%	(70.95)%	—%
ADR	$182.64	$(182.64)	$—

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$34,102	$—	$34,102
Total hotel revenue	$39,083	$—	$39,083
Hotel EBITDA	$13,681	$—	$13,681
Hotel EBITDA margin	35.00%		35.00%
Selected Operating Information:
RevPAR	$228.55	$—	$228.55
Occupancy	82.81%	—%	82.81%
ADR	$276.01	$—	$276.01

	TTM Ended June 30,
	Actual	Non-comparable Adjustments	Comparable
	2018	2018	2018
SARASOTA RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$6,297	$21,030	$27,327
Total hotel revenue	$15,127	$47,656	$62,783
Hotel EBITDA	$3,023	$9,935	$12,958
Hotel EBITDA margin	19.98%		20.64%
Selected Operating Information:
RevPAR	$269.02	$285.43	$281.47
Occupancy	76.86%	77.20%	77.12%
ADR	$350.00	$369.72	$364.98

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$31,787	$—	$31,787
Total hotel revenue	$40,091	$—	$40,091
Hotel EBITDA	$16,033	$—	$16,033
Hotel EBITDA margin	39.99%		39.99%
Selected Operating Information:
RevPAR	$241.38	$—	$241.38
Occupancy	86.52%	—%	86.52%
ADR	$279.00	$—	$279.00

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$9,387	$—	$9,387
Total hotel revenue	$27,604	$—	$27,604
Hotel EBITDA	$10,866	$—	$10,866
Hotel EBITDA margin	39.36%		39.36%
Selected Operating Information:
RevPAR	$269.73	$—	$269.73
Occupancy	77.86%	—%	77.86%
ADR	$346.44	$—	$346.44

TAMPA RENAISSANCE
Selected Financial Information:
Rooms revenue	$15,826	$(15,826)	$—
Total hotel revenue	$25,555	$(25,555)	$—
Hotel EBITDA	$9,519	$(9,519)	$—
Hotel EBITDA margin	37.25%		—%
Selected Operating Information:
RevPAR	$161.24	$(161.24)	$—
Occupancy	82.88%	(82.88)%	—%
ADR	$194.56	$(194.56)	$—

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$283,085	$(1,235)	$281,850
Total hotel revenue	$424,201	$12,288	$436,489
Hotel EBITDA	$138,524	$(3,095)	$135,429
Hotel EBITDA margin	32.66%		31.03%
Selected Operating Information:
RevPAR	$211.55	$(16.65)	$222.99
Occupancy	81.21%	(80.52)%	81.25%
ADR	$260.49	$(20.68)	$274.44
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2018	2018	2018	2018	2018	2018	2017	2017	2017	2017	2017	2017
	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter
Total Hotel Revenue	$121,118	$(6,552)	$114,566	$102,489	$12,088	$114,577	$92,514	$7,240	$99,754	$108,080	$(488)	$107,592
Hotel EBITDA	$43,721	$(4,260)	$39,461	$33,605	$3,331	$36,936	$28,168	$753	$28,921	$33,030	$(2,919)	$30,111
Hotel EBITDA Margin	36.10%		34.44%	32.79%		32.24%	30.45%		28.99%	30.56%		27.99%

EBITDA % of Total TTM	31.6%		29.1%	24.3%		27.3%	20.3%		21.4%	23.8%		22.2%

JV Interests in EBITDA	$2,365	$—	$2,365	$1,990	$—	$1,990	$1,620	$—	$1,620	$1,618	$—	$1,618

	Actual	Non-comparable Adjustments	Comparable
	2018	2018	2018
	TTM	TTM	TTM
Total Hotel Revenue	$424,201	$12,288	$436,489
Hotel EBITDA	$138,524	$(3,095)	$135,429
Hotel EBITDA Margin	32.66%		31.03%

EBITDA % of Total TTM	100.0%		100.0%

JV Interests in EBITDA	$7,593	$—	$7,593
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
JUNE 30, 2018
(in thousands, except share price)
(unaudited)

June 30, 2018
End of quarter common shares outstanding	32,502
Partnership units outstanding (common stock equivalents)	5,139
Combined common shares and partnership units outstanding	37,641
Common stock price at quarter end	$11.42
Market capitalization at quarter end	$429,860
Series B convertible preferred stock	$124,146
Debt on balance sheet date	$993,826
Joint venture partner's share of consolidated debt	$(47,082)
Net working capital (see below)	$(205,337)
Total enterprise value (TEV)	$1,295,413

Ashford Inc. Investment:
Common stock owned at end of quarter	195
Common stock price at quarter end	$64.80
Market value of Ashford Inc. investment	$12,628

Cash and cash equivalents	$162,993
Restricted cash	$81,543
Accounts receivable, net	$21,218
Prepaid expenses	$4,096
Due from third-party hotel managers, net	$3,440
Market value of Ashford Inc. investment	$12,628
Total current assets	$285,918

Accounts payable, net & accrued expenses	$71,498
Dividends payable	$8,572
Due to affiliates, net	$511
Total current liabilities	$80,581

Net working capital*	$205,337
* Includes the Company's pro rata share of net working capital in joint ventures.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2018
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Estimated	Estimated
Philadelphia Courtyard Downtown	499				x
San Francisco Courtyard Downtown	410	x		x	x
Capital Hilton Washington D.C.	550	x		x	x
St. Thomas Ritz-Carlton	180	x	x	x	x
Chicago Sofitel Magnificent Mile	415	x	x
Total		4	2	3	4

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2018 are included in this table.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2018	2018	2017	2017	June 30, 2018
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM
Net income (loss)	$38,623	$16,761	$35,206	$10,705	$101,295
Non-property adjustments	(15,423)	12	(23,720)	1,008	(38,123)
Interest income	(39)	(18)	(13)	(18)	(88)
Interest expense	4,335	3,123	2,986	2,744	13,188
Amortization of loan costs	277	199	310	307	1,093
Depreciation and amortization	14,811	13,006	12,705	14,134	54,656
Income tax expense (benefit)	382	154	(607)	(404)	(475)
Non-hotel EBITDA ownership expense	755	368	1,301	4,554	6,978
Hotel EBITDA including amounts attributable to noncontrolling interest	43,721	33,605	28,168	33,030	138,524
Non-comparable adjustments	(4,260)	3,331	753	(2,919)	(3,095)
Comparable hotel EBITDA	$39,461	$36,936	$28,921	$30,111	$135,429

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2018
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$4,054	$1,843	$1,180	$146	$2,186	$245	$(2,507)	$3,176	$—	$1,906	$(719)	$3,777	$3,523	$19,813	$38,623	$(25,769)	$12,854
Non-property adjustments	—	—	229	—	60	—	—	—	—	—	—	—	—	(15,712)	(15,423)	15,423	—
Interest income	(7)	(10)	—	—	—	—	—	(3)	—	(1)	(11)	(7)	—	—	(39)	(191)	(230)
Interest expense	—	—	520	443	—	576	796	—	—	—	1,270	—	730	—	4,335	7,268	11,603
Amortization of loan cost	—	—	—	33	—	35	134	—	—	—	75	—	—	—	277	798	1,075
Depreciation and amortization	1,832	1,421	1,593	665	458	667	852	1,474	—	1,974	2,294	1,046	177	358	14,811	—	14,811
Income tax expense (benefit)	299	69	—	—	—	—	—	4	—	—	—	—	10	—	382	820	1,202
Non-hotel EBITDA ownership expense	(40)	—	54	445	(45)	257	55	(54)	—	11	114	5	(39)	(8)	755	(755)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	6,138	3,323	3,576	1,732	2,659	1,780	(670)	4,597	—	3,890	3,023	4,821	4,401	4,451	43,721	(2,406)	41,315
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,535)	(831)	—	—	—	—	—	—	—	—	—	—	—	—	(2,366)	2,366	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	62	62
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(62)	(62)
Hotel EBITDA attributable to the Company and OP unitholders	$4,603	$2,492	$3,576	$1,732	$2,659	$1,780	$(670)	$4,597	$—	$3,890	$3,023	$4,821	$4,401	$4,451	$41,355	$(40)	$41,315
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	191	—	—	(4,451)	(4,260)
Comparable hotel EBITDA	$6,138	$3,323	$3,576	$1,732	$2,659	$1,780	$(670)	$4,597	$—	$3,890	$3,214	$4,821	$4,401	$—	$39,461
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$6,138	$3,323	$—	$1,732	$2,659	$1,780	$(670)	$4,597	$—	$3,890	$3,023	$4,821	$—	$4,451	$35,744
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	191	—	—	(4,451)	(4,260)
Comparable hotel EBITDA	$6,138	$3,323	$—	$1,732	$2,659	$1,780	$(670)	$4,597	$—	$3,890	$3,214	$4,821	$—	$—	$31,484

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

Credit Agricole Pier House - 1 hotel	$—	$—	$—	$—	$2,659	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,659
BAML Bardessono - 1 hotel	—	—	—	1,732	—	—	—	—	—	—	—	—	—	—	1,732
BAML Hotel Yountville - 1 hotel	—	—	—	—	—	1,780	—	—	—	—	—	—	—	—	1,780
Apollo Ritz-Carlton St Thomas - 1 hotel	—	—	—	—	—	—	—	—	—	—	—	—	4,401	—	4,401
Aareal - 2 hotels	6,138	3,323	—	—	—	—	—	—	—	—	—	—	—	—	9,461
Morgan Stanley Pool - 4 hotels	—	—	3,576	—	—	—	—	4,597	—	3,890	—	4,821	—	—	16,884
JP Morgan Park Hyatt Beaver Creek - 1 hotel	—	—	—	—	—	—	(670)	—	—	—	—	—	—	—	(670)
BAML Ritz Sarasota - 1 hotel	—	—	—	—	—	—	—	—	—	—	3,214	—	—	—	3,214
Total	$6,138	$3,323	$3,576	$1,732	$2,659	$1,780	$(670)	$4,597	$—	$3,890	$3,214	$4,821	$4,401	$—	$39,461
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	Excluded Hotels Under Renovation:
Chicago Sofitel Magnificent Mile, St. Thomas Ritz-Carlton

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2018
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$1,334	$3,273	$(3,350)	$(210)	$3,076	$(37)	$5,330	$991	$74	$1,354	$—	$1,457	$2,324	$1,145	$16,761	$(12,491)	$4,270
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	12	12	(12)	—
Interest income	(5)	(7)	—	—	—	—	—	(1)	—	—	—	(3)	(1)	(1)	(18)	(182)	(200)
Interest expense	—	—	779	415	—	507	734	—	—	—	—	—	688	—	3,123	6,068	9,191
Amortization of loan cost	—	—	—	32	—	35	132	—	—	—	—	—	—	—	199	789	988
Depreciation and amortization	1,769	1,438	1,426	647	765	664	836	1,543	—	1,674	—	1,049	259	936	13,006	—	13,006
Income tax expense (benefit)	—	124	—	—	—	—	—	2	—	—	—	—	28	—	154	418	572
Non-hotel EBITDA ownership expense	4	31	2	164	10	72	16	63	(74)	47	—	(11)	90	(46)	368	(368)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,102	4,859	(1,143)	1,048	3,851	1,241	7,048	2,598	—	3,075	—	2,492	3,388	2,046	33,605	(5,778)	27,827
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(775)	(1,215)	—	—	—	—	—	—	—	—	—	—	—	—	(1,990)	1,990	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3	3
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2)	(2)
Hotel EBITDA attributable to the Company and OP unitholders	$2,327	$3,644	$(1,143)	$1,048	$3,851	$1,241	$7,048	$2,598	$—	$3,075	$—	$2,492	$3,388	$2,046	$31,615	$(3,787)	$27,828
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	5,377	—	—	(2,046)	3,331
Comparable hotel EBITDA	$3,102	$4,859	$(1,143)	$1,048	$3,851	$1,241	$7,048	$2,598	$—	$3,075	$5,377	$2,492	$3,388	$—	$36,936

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

Credit Agricole Pier House - 1 hotel	$—	$—	$—	$—	$3,851	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,851
BAML Bardessono - 1 hotel	—	—	—	1,048	—	—	—	—	—	—	—	—	—	—	1,048
BAML Hotel Yountville - 1 hotel	—	—	—	—	—	1,241	—	—	—	—	—	—	—	—	1,241
Apollo Ritz-Carlton St Thomas - 1 hotel	—	—	—	—	—	—	—	—	—	—	—	—	3,388	—	3,388
Aareal - 2 hotels	3,102	4,859	—	—	—	—	—	—	—	—	—	—	—	—	7,961
Morgan Stanley Pool - 4 hotels	—	—	(1,143)	—	—	—	—	2,598	—	3,075	—	2,492	—	—	7,022
JP Morgan Park Hyatt Beaver Creek - 1 hotel	—	—	—	—	—	—	7,048	—	—	—	—	—	—	—	7,048
BAML Ritz Sarasota - 1 hotel	—	—	—	—	—	—	—	—	—	—	5,377	—	—	—	5,377
Total	$3,102	$4,859	$(1,143)	$1,048	$3,851	$1,241	$7,048	$2,598	$—	$3,075	$5,377	$2,492	$3,388	$—	$36,936
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2017
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$2,003	$1,921	$(502)	$(745)	$2,416	$(744)	$(484)	$1,927	$24,587	$512	$—	$2,240	$1,226	$849	$35,206	$(6,762)	$28,444
Non-property adjustments	—	—	—	—	505	—	—	—	(23,797)	—	—	—	(428)	—	(23,720)	23,720	—
Interest income	(2)	(6)	—	—	—	—	—	—	—	—	—	(3)	(1)	(1)	(13)	(202)	(215)
Interest expense	—	—	733	388	—	499	697	—	—	—	—	—	669	—	2,986	6,059	9,045
Amortization of loan cost	—	—	—	35	—	34	131	—	—	—	—	—	110	—	310	839	1,149
Depreciation and amortization	1,696	1,468	1,290	647	712	655	824	1,540	135	1,486	—	1,047	265	940	12,705	(16)	12,689
Income tax expense (benefit)	—	(593)	—	—	—	—	—	11	—	—	—	—	(25)	—	(607)	(249)	(856)
Non-hotel EBITDA ownership expense	83	(90)	54	169	(176)	47	13	40	151	438	—	46	536	(10)	1,301	(1,301)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,780	2,700	1,575	494	3,457	491	1,181	3,518	1,076	2,436	—	3,330	2,352	1,778	28,168	22,088	50,256
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(945)	(675)	—	—	—	—	—	—	—	—	—	—	—	—	(1,620)	1,620	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$2,835	$2,025	$1,575	$494	$3,457	$491	$1,181	$3,518	$1,076	$2,436	$—	$3,330	$2,352	$1,778	$26,548	$23,708	$50,256
Non-comparable adjustments	—	—	—	—	(50)	—	—	—	(1,076)	—	3,657	—	—	(1,778)	753
Comparable hotel EBITDA	$3,780	$2,700	$1,575	$494	$3,407	$491	$1,181	$3,518	$—	$2,436	$3,657	$3,330	$2,352	$—	$28,921

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

Credit Agricole Pier House - 1 hotel	$—	$—	$—	$—	$3,407	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,407
BAML Bardessono - 1 hotel	—	—	—	494	—	—	—	—	—	—	—	—	—	—	494
BAML Hotel Yountville - 1 hotel	—	—	—	—	—	491	—	—	—	—	—	—	—	—	491
Apollo Ritz-Carlton St Thomas - 1 hotel	—	—	—	—	—	—	—	—	—	—	—	—	2,352	—	2,352
Aareal - 2 hotels	3,780	2,700	—	—	—	—	—	—	—	—	—	—	—	—	6,480
Morgan Stanley Pool - 4 hotels	—	—	1,575	—	—	—	—	3,518	—	2,436	—	3,330	—	—	10,859
JP Morgan Park Hyatt Beaver Creek - 1 hotel	—	—	—	—	—	—	1,181	—	—	—	—	—	—	—	1,181
BAML Ritz Sarasota - 1 hotel	—	—	—	—	—	—	—	—	—	—	3,657	—	—	—	3,657
Total	$3,780	$2,700	$1,575	$494	$3,407	$491	$1,181	$3,518	$—	$2,436	$3,657	$3,330	$2,352	$—	$28,921
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2017
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$767	$2,504	$241	$1,147	$(1,139)	$1,250	$(23)	$1,399	$1,152	$2,941	$—	$4,294	$(4,081)	$253	$10,705	$(10,922)	$(217)
Non-property adjustments	—	—	—	—	318	—	—	—	—	—	—	—	680	10	1,008	(1,008)	—
Interest income	(9)	(4)	—	—	—	—	—	(1)	—	—	—	(3)	(1)	—	(18)	(180)	(198)
Interest expense	—	—	719	185	—	492	684	—	—	—	—	—	664	—	2,744	6,510	9,254
Amortization of loan cost	—	—	—	11	—	33	129	—	—	—	—	—	134	—	307	1,049	1,356
Depreciation and amortization	1,644	1,481	1,193	641	736	654	820	1,516	1,232	1,302	—	1,027	944	944	14,134	(1)	14,133
Income tax expense (benefit)	(184)	(187)	—	—	—	—	—	4	—	—	—	—	(37)	—	(404)	737	333
Non-hotel EBITDA ownership expense	421	41	11	159	1,233	20	75	8	18	37	—	72	2,422	37	4,554	(4,554)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,639	3,835	2,164	2,143	1,148	2,449	1,685	2,926	2,402	4,280	—	5,390	725	1,244	33,030	(8,369)	24,661
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(660)	(958)	—	—	—	—	—	—	—	—	—	—	—	—	(1,618)	1,618	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$1,979	$2,877	$2,164	$2,143	$1,148	$2,449	$1,685	$2,926	$2,402	$4,280	$—	$5,390	$725	$1,244	$31,412	$(6,751)	$24,661
Non-comparable adjustments	—	—	—	—	17	—	—	—	(2,402)	—	710	—	—	(1,244)	(2,919)
Comparable hotel EBITDA	$2,639	$3,835	$2,164	$2,143	$1,165	$2,449	$1,685	$2,926	$—	$4,280	$710	$5,390	$725	$—	$30,111

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

Credit Agricole Pier House - 1 hotel	$—	$—	$—	$—	$1,165	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,165
BAML Bardessono - 1 hotel	—	—	—	2,143	—	—	—	—	—	—	—	—	—	—	2,143
BAML Hotel Yountville - 1 hotel	—	—	—	—	—	2,449	—	—	—	—	—	—	—	—	2,449
Apollo Ritz-Carlton St Thomas - 1 hotel	—	—	—	—	—	—	—	—	—	—	—	—	725	—	725
Aareal - 2 hotels	2,639	3,835	—	—	—	—	—	—	—	—	—	—	—	—	6,474
Morgan Stanley Pool - 4 hotels	—	—	2,164	—	—	—	—	2,926	—	4,280	—	5,390	—	—	14,760
JP Morgan Park Hyatt Beaver Creek - 1 hotel	—	—	—	—	—	—	1,685	—	—	—	—	—	—	—	1,685
BAML Ritz-Carlton Sarasota-1 hotel	—	—	—	—	—	—	—	—	—	—	710	—	—	—	710
Total	$2,639	$3,835	$2,164	$2,143	$1,165	$2,449	$1,685	$2,926	$—	$4,280	$710	$5,390	$725	$—	$30,111
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2017
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$4,433	$2,643	$1,416	$785	$1,995	$297	$(2,032)	$2,548	$1,792	$1,605	$—	$10	$3,895	$1,435	$785	$21,607	$(21,221)	$386
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(4)	(1)	—	—	—	—	—	—	—	(1)	—	—	(3)	(1)	—	(10)	(155)	(165)
Interest expense	—	—	669	—	—	258	644	—	—	—	—	—	—	633	—	2,204	6,378	8,582
Amortization of loan cost	—	—	—	—	—	11	128	—	—	—	—	—	—	132	—	271	1,078	1,349
Depreciation and amortization	1,582	1,509	1,123	627	713	365	812	1,519	1,241	1,141	—	—	1,013	885	938	13,468	1	13,469
Income tax expense (benefit)	184	154	—	—	—	—	—	5	—	—	—	—	—	23	—	366	113	479
Non-hotel EBITDA ownership expense	53	13	7	159	7	53	1	122	3	38	—	—	17	3	(11)	465	(465)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	6,248	4,318	3,215	1,571	2,715	984	(447)	4,194	3,036	2,783	—	10	4,922	3,110	1,712	38,371	(14,271)	24,100
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,562)	(1,080)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,642)	2,642	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$4,686	$3,238	$3,215	$1,571	$2,715	$984	$(447)	$4,194	$3,036	$2,783	$—	$10	$4,922	$3,110	$1,712	$35,729	$(11,629)	$24,100
Non-comparable adjustments	—	—	—	—	24	572	—	—	(3,036)	—	3,285	(10)	—	—	(1,712)	(877)
Comparable hotel EBITDA	$6,248	$4,318	$3,215	$1,571	$2,739	$1,556	$(447)	$4,194	$—	$2,783	$3,285	$—	$4,922	$3,110	$—	$37,494
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$6,248	$4,318	$—	$1,571	$2,715	$984	$(447)	$4,194	$3,036	$2,783	$—	$10	$4,922	$—	$1,712	$32,046
Non-comparable adjustments	—	—	—	—	24	572	—	—	(3,036)	—	3,285	(10)	—	—	(1,712)	(877)
Comparable hotel EBITDA	$6,248	$4,318	$—	$1,571	$2,739	$1,556	$(447)	$4,194	$—	$2,783	$3,285	$—	$4,922	$—	$—	$31,169
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	Excluded Hotels Under Renovation:
Chicago Sofitel Magnificent Mile, St. Thomas Ritz-Carlton

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2018
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$5,388	$5,116	$(2,170)	$(64)	$5,262	$208	$2,823	$4,167	$74	$3,260	$(719)	$5,234	$5,847	$20,958	$55,384	$(38,260)	$17,124
Non-property adjustments	—	—	229	—	60	—	—	—	—	—	—	—	—	(15,700)	(15,411)	15,411	—
Interest income	(12)	(17)	—	—	—	—	—	(4)	—	(1)	(11)	(10)	(1)	(1)	(57)	(373)	(430)
Interest expense	—	—	1,299	858	—	1,083	1,530	—	—	—	1,270	—	1,418	—	7,458	13,336	20,794
Amortization of loan cost	—	—	—	65	—	70	266	—	—	—	75	—	—	—	476	1,587	2,063
Depreciation and amortization	3,601	2,859	3,019	1,312	1,223	1,331	1,688	3,017	—	3,648	2,294	2,095	436	1,294	27,817	—	27,817
Income tax expense (benefit)	299	193	—	—	—	—	—	6	—	—	—	—	38	—	536	1,238	1,774
Non-hotel EBITDA ownership expense	(36)	31	56	609	(35)	329	71	9	(74)	58	114	(6)	51	(54)	1,123	(1,123)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	9,240	8,182	2,433	2,780	6,510	3,021	6,378	7,195	—	6,965	3,023	7,313	7,789	6,497	77,326	(8,184)	69,142
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(2,310)	(2,046)	—	—	—	—	—	—	—	—	—	—	—	—	(4,356)	4,356	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	65	65
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(64)	(64)
Hotel EBITDA attributable to the Company and OP unitholders	$6,930	$6,136	$2,433	$2,780	$6,510	$3,021	$6,378	$7,195	$—	$6,965	$3,023	$7,313	$7,789	$6,497	$72,970	$(3,827)	$69,143
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	5,568	—	—	(6,497)	(929)
Comparable hotel EBITDA	$9,240	$8,182	$2,433	$2,780	$6,510	$3,021	$6,378	$7,195	$—	$6,965	$8,591	$7,313	$7,789	$—	$76,397
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$9,240	$8,182	$—	$2,780	$6,510	$3,021	$6,378	$7,195	$—	$6,965	$3,023	$7,313	$—	$6,497	$67,104
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	5,568	—	—	(6,497)	(929)
Comparable hotel EBITDA	$9,240	$8,182	$—	$2,780	$6,510	$3,021	$6,378	$7,195	$—	$6,965	$8,591	$7,313	$—	$—	$66,175
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	Excluded Hotels Under Renovation:
Chicago Sofitel Magnificent Mile, St. Thomas Ritz-Carlton

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2017
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Sarasota Ritz-Carlton	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$7,719	$4,908	$(1,352)	$238	$4,958	$297	$(2,039)	$2,558	$3,659	$3,822	$—	$10	$5,465	$4,184	$2,131	$36,558	$(36,461)	$97
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(6)	(2)	—	—	—	—	—	—	—	(4)	—	—	(6)	(2)	—	(20)	(257)	(277)
Interest expense	—	—	1,286	—	—	258	651	54	—	—	—	—	—	1,235	—	3,484	12,251	15,735
Amortization of loan cost	—	—	—	—	—	11	128	—	—	—	—	—	—	262	—	401	1,997	2,398
Depreciation and amortization	3,170	3,027	2,095	1,245	1,402	365	812	3,026	2,429	2,130	—	—	2,007	1,740	1,871	25,319	121	25,440
Income tax expense (benefit)	184	248	(1)	—	—	—	—	7	(1)	—	—	—	—	62	—	499	(498)	1
Non-hotel EBITDA ownership expense	186	24	11	321	17	52	1	132	5	73	—	—	23	38	(22)	861	(861)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	11,253	8,205	2,039	1,804	6,377	983	(447)	5,777	6,092	6,021	—	10	7,489	7,519	3,980	67,102	(23,708)	43,394
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(2,813)	(2,052)	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,865)	4,865	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$8,440	$6,153	$2,039	$1,804	$6,377	$983	$(447)	$5,777	$6,092	$6,021	$—	$10	$7,489	$7,519	$3,980	$62,237	$(18,843)	$43,394
Non-comparable adjustments	—	—	—	—	33	1,233	6,968	—	(6,092)	—	8,305	(10)	—	—	(3,980)	6,457
Comparable hotel EBITDA	$11,253	$8,205	$2,039	$1,804	$6,410	$2,216	$6,521	$5,777	$—	$6,021	$8,305	$—	$7,489	$7,519	$—	$73,559
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$11,253	$8,205	$—	$1,804	$6,377	$983	$(447)	$5,777	$6,092	$6,021	$—	$10	$7,489	$—	$3,980	$57,544
Non-comparable adjustments	—	—	—	—	33	1,233	6,968	—	(6,092)	—	8,305	(10)	—	—	(3,980)	6,457
Comparable hotel EBITDA	$11,253	$8,205	$—	$1,804	$6,410	$2,216	$6,521	$5,777	$—	$6,021	$8,305	$—	$7,489	$—	$—	$64,001
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at June 30, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	Excluded Hotels Under Renovation:
Chicago Sofitel Magnificent Mile, St. Thomas Ritz-Carlton